                                   EXHIBIT 1

                            JOINT FILING AGREEMENT
                            ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date:  February 13, 2001
                            MAYFIELD VII
                            A California Limited Partnership

                            By: Mayfield VII Management Partners, a California Limited Partnership, Its General Partner

                            By:  /s/ James T. Beck
                               -------------------
                                  James T. Beck, Authorized Signatory

                            MAYFIELD VII MANAGEMENT PARTNERS
                            A California Limited Partnership

                            By:  /s/ James T. Beck
                               -------------------
                                 James T. Beck, Authorized Signatory

                            MAYFIELD ASSOCIATES FUND II
                            A California Limited Partnership

                            By:  /s/ James T. Beck
                               -------------------
                                  James T. Beck, Authorized Signatory

                            YOGEN K. DALAL

                            By:  /s/ James T. Beck
                               -------------------
                                James T. Beck, Attorney In Fact

                            F. GIBSON MYERS, JR.

                            By:  /s/ James T. Beck
                               -------------------
                                James T. Beck, Attorney In Fact

                            KEVIN A. FONG

                            By:  /s/ James T. Beck
                               -------------------
                                James T. Beck, Attorney In Fact

                             Page 17 of 34 pages.

                            WILLIAM D. UNGER

                            By:  /s/ James T. Beck
                               -------------------
                                James T. Beck, Attorney In Fact

                            WENDELL G. VAN AUKEN, III

                            By:  /s/ James T. Beck
                               -------------------
                                James T. Beck, Attorney In Fact

                            MICHAEL J. LEVINTHAL

                            By:  /s/ James T. Beck
                               -------------------
                                 James T. Beck, Attorney In Fact

                            A. GRANT HEIDRICH, III

                            By:  /s/ James T. Beck
                               -------------------
                                James T. Beck, Attorney In Fact

                             Page 18 of 34 pages.